UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions.

On April 22, 2025, EON Resources, Inc. (the “Company”) issued a press release and uploaded a presentation to its website related to certain fourth quarter and full-year 2024 financial results. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the presentation is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 17, 2025, the Company held a special meeting of stockholders (the “Special Meeting”). As of March 14, 2025, the record date for the Special Meeting, there were 16,843,322 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), outstanding, which shares were entitled to an aggregate of 16,843,322 votes at the Special Meeting, and no shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock,” and together with the Class A Common Stock, “Common Stock”), outstanding. Holders of 5,849,322 shares of the Company’s Common Stock were present in person or by proxy at the Special Meeting, representing 34.73% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. At the Special Meeting, one proposal was submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Special Meeting is set forth below, and the proposal is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 21, 2025. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders approved the issuance of more than 19.99% of the Company’s issued and outstanding shares of Class A Common Stock, including securities convertible into Class A Common Stock, pursuant to exchange agreements whereby certain accredited investors exchanged, or will exchange, outstanding promissory notes and warrants for convertible promissory notes, in accordance with Rule 713(a) of the NYSE American Company Guide.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
5,705,872	102,235	41,215	-

Proposal No. 2

The proposal to approve an adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies if there were not sufficient votes in favor of the foregoing proposals was withdrawn because the Company’s stockholders approved and adopted the foregoing proposal, as noted above.

Item 7.01 Regulation FD Disclosure.

The Company will host a conference call on Wednesday, April 23, 2025, at 12:00 p.m. Eastern Time to review its fourth quarter and full-year 2024 financial results. To access the conference call, go to https://www.cstproxy.com/eonr/earnings/2024/q4. An audio webcast of the conference call will be available within two hours of the call on the EONR website.

In addition, attached as Exhibit 99.3 is an updated investor presentation for use by the Company in meetings with certain of its stockholders, investors, and other persons, following release of the Company’s fourth quarter and full-year 2024 financial results.

The information in Item 2.01 and this Item 7.01 and in Exhibits 99.1, 99.2, and 99.3 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press Release of EON Resources, Inc. issued on April 22, 2025.
99.2	Earnings Release Presentation dated April 2025.
99.3	Investor Presentation updated as of April 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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